EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT
dated as of February 24, 2012,
relating to the
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of July 12, 2011,
among
THE KANSAS CITY SOUTHERN RAILWAY COMPANY,
KANSAS CITY SOUTHERN,
THE GUARANTORS NAMED THEREIN,
THE LENDERS PARTY THERETO,
THE ISSUING BANK AND SWINGLINE BANK NAMED THEREIN,
THE BANK OF NOVA SCOTIA,
as Collateral Agent and Administrative Agent,
BANK OF AMERICA, N.A.,
as Syndication Agent,
and
COMPASS BANK
JPMORGAN CHASE BANK, N.A.
and
MORGAN STANLEY BANK, N.A.
as Co-Documentation Agents
__________________
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
THE BANK OF NOVA SCOTIA
CITIGROUP GLOBAL MARKETS INC.
and
MORGAN STANLEY SENIOR FUNDING, INC.
as Lead Arrangers

J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
MORGAN STANLEY SENIOR FUNDING, INC.
as Joint Bookrunners

J.P. MORGAN SECURITIES LLC
as Syndication Agent
and

THE BANK OF NOVA SCOTIA
CITIBANK, N.A.
and
MORGAN STANLEY SENIOR FUNDING, INC.
as Co-Documentation Agents

AMENDMENT NO 1. AND ADDITIONAL TERM ADVANCE AGREEMENT dated as of February 24, 2012 (this “Agreement”), relating to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 12, 2011 (the “Credit Agreement”), among The Kansas City Southern Railway Company, a Missouri corporation (the “Borrower”), Kansas City Southern, a Delaware corporation (“Parent”), the Subsidiary Guarantors party thereto, the Lenders party thereto, the Issuing Bank named therein, the Swing Line Bank named therein, The Bank of Nova Scotia, as collateral agent and administrative agent (in such capacity, the “Administrative Agent”), Bank of America, N.A., as syndication agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Bank of Nova Scotia, as joint lead arrangers and joint bookrunning managers.

A. The Borrower has requested that (a) the Persons set forth on Schedule I hereto (the “Additional Term A Lenders”) make Additional Term A Advances (as defined below) in an aggregate principal amount of up to $275,000,000 to the Borrower and (b) certain provisions of the Credit Agreement be amended as set forth herein.

B. The Additional Term A Lenders are willing to make the Additional Term A Advances (as defined below) to the Borrower, and the undersigned Lenders are willing to so amend the Credit Agreement, in each case on the terms and subject to the conditions set forth herein and in the Credit Agreement.

C. J.P. Morgan Securities LLC, Merrill Lynch, Pierce Fenner & Smith Incorporated, The Bank of Nova Scotia, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. will act as joint lead arrangers with respect to the Additional Term A Advances (together in such capacities, the “Additional Term A Arrangers”).

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the following terms have the meanings specified below.

“Additional Term A Advances” means the Initial Additional Term A Advances and the Delayed Draw Additional Term A Advances.

“Additional Term A Effective Date” means the date on which the conditions specified in Section 7 of this Agreement are satisfied (or waived in accordance with Section 9.01 of the Credit Agreement).

“Additional Term A Transactions” means, collectively, (a) the execution, delivery and performance by each Loan Party of this Agreement, the borrowing of the Additional Term A Advances hereunder, and the use of the proceeds thereof in accordance with the terms hereof, (b) the Tender Offer and the purchase of all of the 8% Senior Notes tendered pursuant thereto, (c) any redemption of any 8% Senior Notes, in accordance with the 8% Senior Notes and the 8% Indenture, which remain outstanding following the completion of the Tender Offer and (d) the payment of fees and expenses incurred in connection with the foregoing (the “Transaction Costs”).

“Applicable Delayed Draw Commitment Fee Rate” means, at any time, a rate per annum equal to the Applicable Commitment Fee Rate at such time.

“Delayed Draw Additional Term A Advance” means a term advance made by an Additional Term A Lender to the Borrower during the Delayed Draw Availability Period pursuant to Section 2(a)(ii).

“Delayed Draw Additional Term A Commitment” means, with respect to each Additional Term A Lender, the commitment of such Additional Term A Lender to make Delayed Draw Additional Term A Advances to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth under the heading “Delayed Draw Additional Term A Commitment” opposite such Additional Term A Lender’s name on Schedule I hereto. The aggregate principal amount of the Delayed Draw Additional Term A Commitments of all Additional Term A Lenders as of the Additional Term A Effective Date is $100,000,000.

“Delayed Draw Availability Period” means the period commencing on the Additional Term A Effective Date and ending on the earlier to occur of (a) 5:00 p.m., New York City time, on the Delayed Draw Expiration Date and (b) the first date on which the Delayed Draw Term A Commitments shall have been fully utilized or otherwise terminated.

“Delayed Draw Expiration Date” means June 30, 2012.

“Initial Additional Term A Advance” means a term advance made by an Additional Term A Lender to the Borrower on the Additional Term A Effective Date pursuant to Section 2(a)(i).

“Initial Additional Term A Commitment” means, with respect to each Additional Term A Lender, the commitment of such Additional Term A Lender to make Initial Additional Term A Advances to the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth under the heading “Initial Additional Term A Commitment” opposite such Additional Term A Lender’s name on Schedule I hereto. The aggregate principal amount of the Initial Additional Term A Commitments of all Additional Term A Lenders as of the Additional Term A Effective Date is $175,000,000.

“Tender Offer” means the cash tender offer and consent solicitation undertaken by the Borrower with respect to all of its 8% Senior Notes pursuant to the Offer to Purchase and Related Solicitation of Consents dated as of January 25, 2012.

SECTION 2. Additional Term A Commitments. (a) Each Additional Term A Lender hereby agrees, severally and not jointly, on the terms and subject to the conditions set forth herein and in the Credit Agreement, (i) to make Initial Additional Term A Advances to the Borrower on the Additional Term A Effective Date in an aggregate principal amount not to exceed its Initial Additional Term A Commitment and (ii) to make Delayed Draw Additional Term A Loans to the Borrower on any Business Day on up to five occasions during the Delayed Draw Availability Period in an aggregate principal amount not to exceed such Additional Term A Lender’s Delayed Draw Additional Term A Commitment. Amounts borrowed under this Section 2(a) and repaid or prepaid may not be reborrowed.

(b) The Additional Term A Advances shall have the terms and conditions applicable to the Term A Loans under the Credit Agreement and the other Loan Documents. Unless the context shall otherwise require, (i) the Additional Term A Advances shall constitute “Term A Advances” and “Term Advances”, and (ii) the Additional Term A Lenders shall constitute “Term A Lenders”, “Term Lenders” and “Lenders”, and shall have the Domestic Lending Office and (if applicable) Eurodollar Lending Office set forth opposite their respective names in Schedule I hereto, in each case for all purposes of the Credit Agreement and the other Loan Documents (and, for the avoidance of doubt, the Additional Term A Advances shall not constitute Incremental Term Advances under the Credit Agreement). For convenience of reference, the Term A Advances made on the Effective Date outstanding immediately prior to the Additional Term A Effective Date shall, on the Additional Term A Effective Date, be redesignated as “Original Term A Advances”, as more fully set forth in Section 4 below.

(c) The proceeds of the Additional Term A Advances shall be used solely to (i) purchase the 8% Senior Notes (including, without limitation, to pay the outstanding principal amount of such 8% Senior Notes as well as any accrued interest, fees and other amounts owing with respect thereto) tendered in accordance with the terms of the Tender Offer, (ii) finance any actual or intended redemption of any 8% Senior Notes (including, without limitation, to pay the outstanding principal amount of such 8% Senior Notes as well as any accrued interest, fees and other amounts owing with respect thereto), in accordance with the terms of the 8% Senior Notes and the 8% Indenture, which remain outstanding following the completion of the Tender Offer and (iii) to pay the Transaction Costs. If the proceeds of the Additional Term A Advances exceed the aggregate amount paid in respect of the Tender Offer, the redemptions described in preceding clause (ii) and the Transaction Costs, or if no redemptions of the kind described in the preceding clause (ii) are contemplated, then such excess shall be used for general corporate purposes (including Permitted Acquisitions).

(d) Unless previously terminated, (i) the Initial Additional Term A Commitments shall terminate at 5:00 p.m., New York City time, on the Additional Term A Effective Date and (ii) the Delayed Draw Additional Term A Commitments shall terminate at the end of the Delayed Draw Availability Period.

(e) The Delayed Draw Additional Term A Commitments shall be reduced upon the making of each Delayed Draw Additional Term A Advance by an amount equal to the amount of such Delayed Draw Additional Term A Advance.

SECTION 3. Delayed Draw Commitment Fees. The Borrower shall pay to the Administrative Agent, for the account of each Additional Term A Lender, a commitment fee (the “Delayed Draw Commitment Fees”), during the Delayed Draw Availability Period, payable in arrears on March 31, 2012, and on the Delayed Draw Expiration Date, equal to the Applicable Delayed Draw Commitment Fee Rate times the actual daily amount of the outstanding Delayed Draw Additional Term A Commitment of such Additional Term A Lender; provided, however, that any Delayed Draw Commitment Fee accrued with respect to the Delayed Draw Additional Term A Commitment of a Defaulting Lender during the period prior to the time such Additional Term A Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Additional Term A Lender shall be a Defaulting Lender except to the extent that such Delayed Draw Commitment Fee shall otherwise have been due and payable by the Borrower prior to such time; and provided, further that no Delayed Draw Commitment Fee shall accrue on any portion of the Delayed Draw Additional Term A Commitment of a Defaulting Lender so long as such Additional Term A Lender shall be a Defaulting Lender.

SECTION 4. Amendments to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order therein:

“Additional Term A Agreement” means Amendment No. 1 and Additional Term Advance Agreement dated as of February 24, 2012, relating to this Agreement.

“Additional Term A Advance” means a term advance made by a Term A Lender to the Borrower on the Additional Term A Effective Date or on the date of the borrowing thereof, in each case pursuant to the Additional Term A Agreement.

“Additional Term A Commitments” means the commitments of the Term A Lenders to make Additional Term A Advances in an aggregate principal amount of $275,000,000 to the Borrower established pursuant to the Additional Term A Agreement.

“Additional Term A Effective Date” has the meaning assigned to such term in the Additional Term A Agreement.

“Original Term A Advance” has the meaning specified in Section 2.01(a).

“Original Term A Commitment” means, with respect to any Term A Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Term A Commitment” or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender’s “Term A Commitment”, as such amount may be reduced at or prior to such time pursuant to Section 2.05.

(b) The definition of the term “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended by (i) redesignating clause (a) thereof as clause (b) thereof, (ii) replacing the words “Term A Facility” in each instance in which they appear therein with the words “Original Term A Advances” and (iii) inserting the following new clause (a) immediately after the word “means” therein:

“(a) in the case of the Additional Term A Advances, 0.25% per annum for Base Rate Advances and 1.25% per annum for Eurodollar Rate Advances,”.

(c) The definition of the term “Change in Law” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating the proviso thereto as follows:

“provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.”

(d) The definition of the term “Term A Advance” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term A Advance” means an Original Term A Advance or an Additional Term A Advance.”

(e) The definition of the term “Term A Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term A Commitment” means an Original Term A Commitment or an Additional Term A Commitment.

(f) The definition of the term “Term A Facility” in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “and outstanding Term A Advances” immediately before the words “at such time” therein.

(g) Section 2.01(a) of the Credit Agreement is hereby amended by (i) inserting the word “Original” immediately before the words (x) “Term A Advances”, (y) “Term A Commitment” and (z) “Term A Commitments” in each instance in which they appear therein and (ii) replacing the words “(a “Term A Advance”)” therein with the words “(an “Original Term A Advance”)”.

(h) Section 2.04(a) of the Credit Agreement is hereby amended by (i) deleting the words “the Term A Advances on the Effective Date” and substituting therefor the words “(i) the Original Term A Advances on the Effective Date and (ii) other than on any date set forth below occurring prior to (x) the Additional Term A Effective Date, the Additional Term A Advances on the Additional Term A Effective Date, and (y) any date on which Delayed Draw Additional Term A Advances are made, the Delayed Draw Additional Term A Advances made on the date of the borrowing thereof, in each case” and (ii) deleting the word “initial” in the heading of the second column of the table therein.

(i) Section 2.05(b) of the Credit Agreement is hereby amended by inserting the word “Original” immediately before the words (i) “Term A Advances” and (ii) “Term A Commitments” therein.

(j) Section 2.11(f) of the Credit Agreement is hereby amended by inserting the words “(other than of any amounts contemplated by Section 19(b) of the Security Agreement, which shall be held, or applied against the Secured Obligations, by the Collateral Agent in accordance with the terms thereof)” immediately following the words “or any of the other Loan Documents” therein.

(k) Section 2.15(a)(iii)(A) of the Credit Agreement is hereby amended by inserting the words “or Delayed Draw Commitment Fees (as defined in the Additional Term A Agreement)” immediately after the words “Commitment Fee”.

SECTION 5. Consent. The undersigned Lenders hereby consent to the amendments set forth in the preceding Section 4, and to the borrowing of the Additional Term A Advances on the Additional Term A Effective Date, in each case in accordance with the terms hereof. For the avoidance of doubt, the undersigned Lenders hereby acknowledge and agree that the use of the proceeds of the Additional Term A Advances pursuant to Section 2(c) above shall be in compliance with the requirements of Section 5.02(i)(A) of the Credit Agreement.

SECTION 6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party hereby represents and warrants to the Administrative Agent and each of the other parties hereto that:

(a) The execution, delivery and performance by each Loan Party of this Agreement, and the consummation of the Additional Term A Transactions to occur on the Additional Term A Effective Date, are within such Loan Party’s powers and have been duly authorized by all necessary corporate or other action. This Agreement has been duly executed by each Loan Party and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law.

(b) (i) the representations and warranties contained in each Loan Document are true and correct (i) in the case of representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, on and as of the Additional Term A Effective Date, before and after giving effect to the Additional Term A Transactions to occur on the Additional Term A Effective Date and the other transactions contemplated hereby, as though made on and as of the Additional Term A Effective Date, other than any such representations and warranties that, by their terms, expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such date and (ii) no Event of Default or Default has occurred and is continuing, or will result from the Additional Term A Transactions to occur on the Additional Term A Effective Date and the other transactions contemplated hereby.

SECTION 7. Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the Additional Term A Lenders to make the Initial Additional Term A Advances to the Borrower are subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent (or its counsel) shall have received duly executed counterparts of this Agreement that, when taken together, bear the signatures of each Loan Party, each Additional Term A Lender and the Required Lenders.

(b) The representations and warranties set forth in Section 4 of the Credit Agreement shall be true and correct (i) in the case of representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, on and as of the Additional Term A Effective Date, before and after giving effect to the Additional Term A Transactions to occur on the Additional Term A Effective Date and the other transactions contemplated hereby, as though made on and as of the Additional Term A Effective Date, other than any such representations and warranties that, by their terms, expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such date.

(c) At the time of and immediately after giving effect to the Additional Term A Transactions to occur on the Additional Term A Effective Date, no Default or Event of Default shall have occurred and be continuing.

(d) At the time of and after giving pro forma effect to the Additional Term A Transactions to occur on the Additional Term A Effective Date, (i) the Leverage Ratio shall not exceed 4.50 to 1.00 and (ii) the Interest Coverage Ratio shall not be less than 2.50 to 1.00, and the Administrative Agent and the Additional Term A Arrangers shall have received a certificate to that effect (containing reasonably detailed calculations thereof) dated as of the Additional Term A Effective Date and executed by a financial officer of the Borrower.

(e) The Administrative Agent and the Additional Term A Arrangers shall have received (i) a favorable legal opinion of White & Case LLP, counsel to the Loan Parties, (ii) to the extent not covered by clause (i) above, a favorable legal opinion of local counsel from each jurisdiction in which any Loan Party is organized and (iii) a favorable legal opinion of Alvord & Alvord, special STB counsel, in each case reasonably satisfactory to the Administrative Agent and the Additional Term A Arrangers.

(f) The Administrative Agent and the Additional Term A Arrangers shall have received certified copies of the resolutions of the Board of Directors of each Loan Party approving the Additional Term A Transactions to occur on the Additional Term A Effective Date and this Agreement, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Additional Term A Transactions to occur on the Additional Term A Effective Date and this Agreement.

(g) The Administrative Agent and the Additional Term A Arrangers shall have received a copy of a certificate of the Secretary of State (or other similar official) of the jurisdiction of incorporation of each Loan Party, dated reasonably near the date of the Additional Term A Effective Date, certifying (i) as to a true and correct copy of the charter of such Loan Party and each amendment thereto on file in such Secretary’s office and (ii) that (A) such amendments are the only amendments to such Loan Party’s charter on file in such Secretary’s office, (B) such Loan Party has paid all franchise taxes to the date of such certificate (to the extent the Secretary of State in the applicable jurisdictions typically provides such a certification) and (C) such Loan Party is duly incorporated and in good standing (to the extent such concept exists in the applicable jurisdiction) or presently subsisting under the laws of the State of the jurisdiction of its incorporation.

(h) The Administrative Agent and the Additional Term A Arrangers shall have received (i) a certificate of the Secretary or Assistant Secretary of each Loan Party, countersigned on behalf of such Loan Party by another officer of such Loan Party, dated the Additional Term A Effective Date (the statements made in which certificate shall be true on and as of the Additional Term A Effective Date), certifying as to (A) the absence of any amendments to the charter of such Loan Party since the date of the Secretary of State’s certificate referred to in Section 7(f), (B) a true and correct copy of the bylaws of such Loan Party as in effect on the Additional Term A Effective Date and (C) the good standing of each Loan Party (to the extent such concept exists in the applicable jurisdiction) (with the applicable good standing certificates attached thereto) and (ii) a certificate of the President or a Vice President of the Borrower, dated the Additional Term A Effective Date (the statements made in which certificate shall be true on and as of the Additional Term A Effective Date), certifying as to the satisfaction of the conditions precedent set forth in paragraphs (b) and (c) above.

(i) The Administrative Agent and the Additional Term A Arrangers shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Agreement and the other documents to be delivered hereunder and thereunder.

(j) The Additional Term A Lenders, the Additional Term A Arrangers and the Administrative Agent shall have received payment of all accrued and duly invoiced fees and expenses (including the legal fees and expenses required to be reimbursed pursuant to the Commitment Letter dated as of January 26, 2012) relating to the Additional Term A Commitments.

(k) The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the U.S.A. PATRIOT Act, to the extent requested not less than five days prior to the Additional Term A Effective Date by the Administrative Agent, any Additional Term A Lender or any Additional Term A Arranger.

(l) The Administrative Agent shall have received a notice of borrowing in accordance with Section 2.02 of the Credit Agreement.

The Administrative Agent shall notify the Borrower and the Lenders of the Additional Term A Effective Date, and such notice shall be conclusive and binding.

SECTION 8. Delayed Draw Conditions to Effectiveness. The obligations of the Additional Term A Lenders to make Delayed Draw Additional Term A Advances to the Borrower are subject to the satisfaction of the following conditions precedent (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing such conditions precedent have been satisfied):

(a) The representations and warranties set forth in Section 4 of the Credit Agreement shall be true and correct (i) in the case of representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, on and as of the date of such Borrowing, before and after giving effect to such Borrowing, as though made on and as of such date, other than any such representations and warranties that, by their terms, expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such date.

(b) At the time of and immediately after giving effect to such Borrowing, no Default or Event of Default shall have occurred and be continuing.

SECTION 9. Additional Agreements. Within 90 days following the Additional Term A Effective Date (as such period may be extended in the Administrative Agent’s discretion), the Borrower shall deliver to the Collateral Agent:

(a) Amendments, supplements and restatements in form and substance satisfactory to the Collateral Agent of the existing Mortgages (the “Mortgage Amendments”), each duly executed and acknowledged by a duly authorized officer of the applicable Loan Party party thereto, together with a mortgage modification endorsement (or to the extent not available in the applicable jurisdiction, the equivalent thereof) to each Mortgage Policy delivered with respect to each such Mortgage under the Credit Agreement, in a form suitable for filing or recording and otherwise in form and substance satisfactory to the Collateral Agent,

(b) A fully paid “date down” endorsement (or to the extent not available in the applicable jurisdiction, a “nothing further” certificate) to each existing Mortgage Policy delivered with respect to certain of such Mortgages under the Credit Agreement in form and substance acceptable to the Collateral Agent, dated the date of this Agreement, and issued by Stewart Title Guaranty Company or First American Title Insurance Company, which states, among other things, that since the effective date of applicable mortgage policy, there have been no changes in the state of title, including no new Liens that do not constitute Permitted Encumbrances, provided, however, that if a combined mortgage modification and “date down” endorsement is available in an applicable jurisdiction, and such combined product will result in cost savings to the Borrower, such product shall be acceptable to the Collateral Agent with respect to the properties covered thereby,

(c) Such other consents, agreements and confirmations of lessors and third parties as the Collateral Agent may reasonably deem necessary or desirable and evidence that all other actions that the Collateral Agent may reasonably deem necessary or desirable in order to continue valid first and subsisting Liens on the property described in the Mortgages have been taken,

(d) Evidence of the insurance required by the terms of the Mortgages, including, in the case of any Flood Hazard Property, (i) the Borrower’s written acknowledgment of receipt of written notification from the Collateral Agent as to the fact that such Mortgaged Property is a Flood Hazard Property and as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (ii) copies of the Borrower’s application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance satisfactory to the Collateral Agent and naming the Collateral Agent as loss payee on behalf of the Lenders,

(e) Evidence that all invoiced fees, costs and expenses have been paid in connection with the preparation, execution, filing and recordation of the Mortgage Amendments, including, without limitation, reasonable attorneys’ fees (including the reasonable fees and expenses of Shearman & Sterling LLP), filing and recording fees, title insurance company coordination fees, documentary stamp, mortgage and intangible taxes, if any, and title search charges and other charges incurred in connection with the recordation of the Mortgage Amendments, and

(f) In addition to the items listed immediately above, the Collateral Agent shall be satisfied with the advice (not a legal opinion) from local counsel acceptable to the Collateral Agent in each state in which a Mortgage Amendment is recorded which imposes a mortgage recording (or similar) tax in connection with such Mortgage Amendment relating to the effects of the transactions contemplated herein on the Lien priority of each such Mortgage Amendment, the mortgage recording (or similar) taxes payable in connection with each such Mortgage Amendment, and related matters.

SECTION 10. Consent and Reaffirmation. The Borrower and each other Loan Party hereby consents to this Agreement and the transactions contemplated hereby, and hereby (a) agrees that, notwithstanding the effectiveness of this Agreement, the Security Agreement and each of the other Collateral Documents continue to be in full force and effect, (b) affirms and confirms its guarantee (in the case of each Loan Party other than the Borrower) of the Obligations and (in the case of each Loan Party) the pledge of and/or grant of a security interest in those of its assets constituting Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Loan Documents as originally executed, and (c) acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, including the Additional Term A Advances.

SECTION 11. Effect of this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Additional Term A Effective Date, any reference to the Credit Agreement in any Loan Document shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” or all purposes of the Credit Agreement and the other Loan Documents.

SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by telecopier or other form of electronic communication of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 14. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE KANSAS CITY SOUTHERN RAILWAY COMPANY
by
/s/ Michael W. Upchurch

Name: Michael W. Upchurch
Title: Executive Vice President and Chief Financial Officer

KANSAS CITY SOUTHERN
by
/s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: Executive Vice President and Chief Financial Officer

GATEWAY EASTERN RAILWAY COMPANY
by
/s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: Vice President and Chief Financial Officer

SOUTHERN DEVELOPMENT COMPANY
by
/s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: Vice President, Chief Financial Officer and Treasurer

THE KANSAS CITY NORTHERN RAILWAY COMPANY
by
/s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: Vice President and Chief Financial Officer

TRANS-SERVE, INC.
by
/s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: Vice President and
Treasurer

PABTEX, INC.
by
/s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: Vice President and Chief Financial Officer

KCS HOLDINGS I, INC.
by
/s/ Michael W. Cline
Name: Michael W. Cline
Title: Vice President and
Treasurer

KCS VENTURES I, INC.
by
/s/ Michael W. Cline
Name: Michael W. Upchurch
Title: Vice President and
Treasurer

SOUTHERN INDUSTRIAL SERVICES, INC.
by
/s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: Vice President, Chief Financial Officer and Treasurer

VEALS, INC.
by
/s/ Michael W. Upchurch
Name: Michael W. Upchurch
Title: Vice President, Chief Financial Officer and Treasurer

THE BANK OF NOVA SCOTIA, as Administrative Agent,
by
/s/ Paula Czach
Name: Paula Czach
Title: Managing Director & Execution Head
by
Name:
Title:
SIGNATURE PAGE TO AMENDMENT NO. 1 AND
ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE
DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS
CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	MORGAN STANLEY SENIOR FUNDING, INC.

by
/s/ Michael King

Name: Michael King
Title: Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	MORGAN STANLEY BANK, N.A.

by
/s/ Michael King

Name: Michael King
Title: Authorized Signatory
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	JPMORGAN CHASE BANK, N.A.

by
/s/ Mary Gherty

Name: Mary Gherty
Title: Managing Director
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	BANK OF AMERICA, N.A.

by
/s/ Irene Bertozzi Bartenstein

Name: Irene Bertozzi Bartenstein
Title: Director
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	THE BANK OF NOVA SCOTIA

by
/s/ Paula Czach

Name: Paula Czach
Title: Managing Director & Execution Head
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	CITIBANK, N.A.

by
/s/ W. Allen Blankenship

Name: W. Allen Blankenship
Title: Director & Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

by
/s/ Lawrence Elkins

Name: Lawrence Elkins
Title: Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	COMPASS BANK NA

by
/s/ Jay Tweed

Name: Jay Tweed
Title: Senior Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	THE ROYAL BANK OF SCOTLAND PLC

by
/s/ Jonathan Lasner

Name: Jonathan Lasner
Title: Director
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	WELLS FARGO BANK, N.A.

by
/s/ Kathleen H. Gound

Name: Kathleen H. Gound
Title: Assistant Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	SUNTRUST BANK

by
/s/ Chris Hursey

Name: Chris Hursey
Title: Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	PNC BANK, NATIONAL ASSOCIATION

by
/s/ David Bentzinger

Name: David Bentzinger
Title: Senior Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	BMO HARRIS FINANCING, INC.

by
/s/ William Thomson

Name: William Thomson
Title: Senior Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	UMB BANK N.A.

by
/s/ David A. Proffitt

Name: David A. Proffitt
Title: Senior Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	U.S. BANK, NATIONAL ASSOCIATION

by
/s/ Carlos L. Lamboglia

Name: Carlos L. Lamboglia
Title: Assistant Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	BRANCH BANKING AND TRUST COMPANY

by
/s/ Brian R. Jones

Name: Brian R. Jones
Title: Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	FIFTH THIRD BANK

by
/s/ Garland F. Robeson IV

Name: Garland F. Robeson IV
Title: Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	FIRST HAWAIIAN BANK

by
/s/ Dawn Hofmann

Name: Dawn Hofmann
Title: Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	BANK MIDWEST, N.A.

by
/s/ Jason Hilpipre

Name: Jason Hilpipre
Title: Assistant Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	FIRST MERIT BANK, N.A.

by
/s/ Tim Daniels

Name: Tim Daniels
Title: Vice President
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SIGNATURE PAGE TO AMENDMENT NO. 1 AND ADDITIONAL TERM ADVANCE AGREEMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE, RELATING TO THE KANSAS CITY SOUTHERN RAILWAY COMPANY CREDIT AGREEMENT

Name of Institution:	RB INTERNATIONAL FINANCE (USA) LLC

by
/s/ John A. Valiska

Name: John A. Valiska
Title: First Vice President
For any Lender requiring a second signature line:
by
/s/ Christoph Hoedl

Name: Christoph Hoedl
Title: First Vice President